                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             June 30, 1999
                                               --------------------------------





                             TRANSMEDIA NETWORK INC.

-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                         001-13806             84-6028875

------------------------------      --------------------    -------------------
(State or Other Jurisdiction          (Commission File         (IRS Employer
    of Incorporation)                      Number)           Identification No.)

11900 Biscayne Boulevard, Suite 460, Miami, Florida                  33181
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code      (305) 892-3300

                                                   -----------------------------





--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits.  The following exhibits are filed with this Report:

    Exhibit Number             Description
    --------------             -----------


         23.1*                 Consent of Arthur Andersen LLP.







----------
* Filed as an exhibit to the Post Effective Amendment to the Registration Statement on Form S-8 (Registration No. 333-72501), and incorporated by reference hereto.





                               (Page 2 of 4 Pages)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSMEDIA NETWORK INC.


Date: October 5, 1999               By: /s/ Stephen E. Lerch

                                     ----------------------------------------
                                    Name: Stephen E. Lerch
                                    Title:   Executive Vice President and
                                                  Chief Financial Officer









                               (Page 3 of 4 Pages)

                            INDEX OF EXHIBITS

                                                                    Page/
Exhibit Number         Description                                Reference
--------------         -----------                                ---------


     23.1              Consent of Arthur Andersen LLP.                *












----------
* Filed as an exhibit to the Post Effective Amendment to the Registration Statement on Form S-8 (Registration No. 333-72501), and incorporated by reference hereto.





                               (Page 4 of 4 Pages)